Delaware Group Income Funds

     Supplement to Statement of Additional Information dated
                      September 29, 1999
                 as revised November 18, 1999


  The following replaces the second sentence in the last paragraph in the section entitled Delchester Fund under Investment Objectives and Policies on page 6:

  The Fund may invest up to 20% of equity securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants.

  The following supplements the information in the section entitled High-Yield Opportunities Fund under Investment
  Objectives and Policies on page 7:

     In addition to income-producing securities as described in the Prospectus, the Fund may make limited use of non-income producing equity securities, such as, but not limited to, common stock. Typically, the Fund's investments in non-income producing equity securities will be less than 5% of the Fund's total assets.

  The following amends the first sentence under the section entitled Foreign and Emerging Market Securities under
  Investment Objectives and Policies on page 10:

     Each Fund may invest in foreign and emerging market securities.

  The following is added as a new section to page 12 under Investment Objectives and Policies:

  Equity Securities
     Each Fund may invest in income producing equity securities. In addition, the Delaware Delchester Fund may invest a portion of its assets in non-income producing equity securities and Delaware High-Yield Opportunities Fund may make limited use of non-income producing equity securities as described above.

     Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.


  The following supplements the section entitled Investment
  Management Agreements and Sub-Advisory Agreement on page on page 70:

     Delaware Management Company has elected voluntarily to waive that portion, if any, of the annual management fees payable by Delaware Delchester Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total operating expenses of each Class of the Fund do not exceed 0.90% (exclusive of 12b-1 expenses, taxes, interest, brokerage commissions, extraordinary expenses) during the period June 1, 2000 through November 30, 2000.